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                                                                   Exhibit 23.11


                                   PORAT & CO.


Gentlemen,


                RE: CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
           OF HOD HASHARON SPORT CENTER (1992) LIMITED PARTNERSHIP


As independent public accountants of Hod Hasharon Sport Center (1992) Limited partnership for the year ended December 31, 2000, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.

                                       Porat & Co.

                           Certified Public Accountants (ISR.)


March 21, 2002



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